Interest expense	12 Months Ended
Dec. 31, 2024
Other Income and Expenses [Abstract]
Interest expense
Note 8 - Interest expense
Interest expense is comprised of the following:

	For the Years Ended December 31,
(In $ millions)	2024	2023	2022
Debt interest expense	(194.7)	(157.4)	(125.4)
Amortization of deferred finance charges	(11.5)	(10.3)	(7.9)
Amortization of debt discount	(6.8)	(1.0)	—
Amortization of debt premium	1.3	—	—
Loss on debt extinguishment (1)	—	(19.4)	(7.8)
Gain on debt extinguishment (2)	—	10.9	1.9
Total	(211.7)	(177.2)	(139.2)
(1) Loss on debt extinguishment for the year ended December 31, 2023 relates to the $15.5 million loss associated with the repayment of the $150m Secured Bonds and the $3.9 million loss associated with the repayment of the Hayfin Debt Facility. Loss on debt extinguishment for the year ended December 31, 2022 relates to the $2.9 million loss associated with the refinancing of the Hayfin Debt Facility and the $4.9 million loss on the repayment of the Syndicated Senior Secured Credit Facilities and New Bridge Facility, of which DNB Bank was one of the lenders of the syndicate.
(2) Gain on debt extinguishment for the year ended December 31, 2023 relates to the $7.2 million gain associated with the repayment of the Seatrium Delivery Financing Facility, the $2.8 million gain associated with the repayment of the New DNB Facility and the $0.9 million gain associated with the repayment of the PPL Delivery Financing Facility. Gain on debt extinguishment for the year ended December 31, 2022 relates to the gain on extinguishment of the debt associated with the jack-up rig "Gyme". Upon sale of the rig, part of the proceeds were used to repay the outstanding amount under its facility, which was financed by PPL.